24. RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2017
Related party transactions [abstract]
RELATED PARTY TRANSACTIONS

Uranium Participation Corporation

The Company is a party to a management services agreement with UPC that was renewed in 2016 with an effective start date of April 1, 2016 and a term of three years. Under the current agreement, Denison receives the following fees from UPC: a) a base fee of CAD$400,000 per annum, payable in equal quarterly installments; b) a variable fee equal to (i) 0.3% per annum of UPC’s total assets in excess of CAD$100 million and up to and including CAD$500 million, and (ii) 0.2% per annum of UPC’s total assets in excess of CAD$500 million; c) a fee, at the discretion of the Board, for on-going monitoring or work associated with a transaction or arrangement (other than a financing, or the acquisition of or sale of U3O8 or UF6); and d) a commission of 1.0% of the gross value of any purchases or sales of U3O8 or UF6 or gross interest fees payable to UPC in connection with any uranium loan arrangements.

The following transactions were incurred with UPC for the periods noted:

(in thousands)	2017	2016

Management fees:
Base and variable fees	$1,108	$1,291
Discretionary fees	-	77
Commission fees	289	116
	$1,397	$1,484

At December 31, 2017, accounts receivable includes $383,000 (December 31, 2016: $160,000) due from UPC with respect to the fees and transactions indicated above.

Korea Electric Power Corporation (“KEPCO”) and Korea Hydro & Nuclear Power (“KHNP”)

In connection with KEPCO’s investment in Denison in June 2009, KEPCO and Denison were parties to a strategic relationship agreement. In December 2016, Denison was notified that KEPCO’s indirect ownership of Denison’s shares had been transferred from an affiliate of KEPCO to an affiliate of KEPCO’s wholly-owned subsidiary, KHNP. In September 2017, Denison and KHNP’s affiliate entered into an amended and restated strategic relationship agreement, in large part providing KHNP’s affiliate with the same same rights as those previously given to KEPCO under the prior agreement, including entitling KHNP’s affiliate to: (a) subscribe for additional common shares in Denison’s future public equity offerings; (b) a right of first opportunity if Denison intends to sell any of its substantial assets; (c) a right to participate in certain purchases of substantial assets which Denison proposes to acquire; and (d) a right to nominate one director to Denison’s board so long as its share interest in Denison is above 5.0%.

As at December 31, 2017, KEPCO, through its subsidiaries, including KHNP, holds 58,284,000 shares of Denison representing a share interest of approximately 10.42%.

KHNP, through its subsidiaries, is also the majority member of the Korea Waterbury Uranium Limited Partnership (“KWULP”). KWULP is a consortium of investors that holds the non-Denison owned interests in Waterbury Lake Uranium Corporation (“WLUC”) and Waterbury Lake Uranium Limited Partnership (“WLULP”), entities whose key asset is the Waterbury Lake property. At December 31, 2017, Denison holds a 60% interest in WLUC and a 64.22% interest in WLULP - the other 40% and 35.78% respective interests in these entities is held by KWULP. When a spending program is approved by the participants, each participant is required to fund these entities based upon its respective ownership interest or be diluted accordingly. Spending program approval requires 75% of the voting interest.

In January 2014, Denison agreed to allow KWULP to defer a decision regarding its funding obligation to WLUC and WLULP until September 30, 2015 and to not be immediately diluted as per the dilution provisions in the relevant agreements (“Dilution Agreement”). Instead, under the Dilution Agreement, dilution would be delayed until September 30, 2015 and then applied in each subsequent period, if applicable, in accordance with the original agreements. In exchange, Denison received authorization to approve spending programs on the property, up to an aggregate CAD$10,000,000, until September 30, 2016 without obtaining approval from 75% of the voting interest. Under subsequent amendments in December 2016 and January 2018, Denison and KWULP have agreed to extend Denison’s authorization under the Dilution Agreement to approve program spending up to an aggregate CAD$15,000,000 up to December 31, 2018.

In 2016, Denison funded 100% of the approved fiscal 2016 program for Waterbury Lake and KWULP continued to dilute its interest in the WLULP. As a result, Denison increased its interest in the WLULP from 61.55% to 63.01% which has been accounted for using an effective date of August 31, 2016. The increased ownership interest resulted in Denison recording its increased pro-rata share of the net assets of Waterbury Lake, the majority of which relates to an addition to mineral property assets of $589,000.

In 2017, Denison funded 100% of the approved fiscal 2017 program for Waterbury Lake and KWULP continued to dilute its interest in the WLULP. As a result, Denison increased its interest in the WLULP from 63.01% to 64.22%, in two steps, which has been accounted for using effective dates of May 31, 2017 and August 31, 2017. The increased ownership interest resulted in Denison recording its increased pro-rata share of the net assets of Waterbury Lake, the majority of which relates to an addition to mineral property assets of $600,000.

Other

During 2017, the Company incurred investor relations, administrative service fees and other expenses of $147,000 (2016: $140,000) with Namdo Management Services Ltd, which shares a common director with Denison. These services were incurred in the normal course of operating a public company. At December 31, 2017, an amount of $nil (December 31, 2016: $nil) was due to this company.

During 2017, the Company incurred office expenses of $46,000 (2016: $23,000) with Lundin S.A, a company which provides office and administration services to the executive chairman, other directors and management of Denison. At December 31, 2017, an amount of $nil (December 31, 2016: $6,000) was due to this company.

Compensation of Key Management Personnel

Key management personnel are those persons having authority and responsibility for planning, directing and controlling the activities of the Company, directly or indirectly. Key management personnel includes the Company’s executive officers, vice-presidents and members of its Board of Directors.

The following compensation was awarded to key management personnel:

(in thousands)	2017	2016

Salaries and short-term employee benefits	$(1,348)	$(1,163)
Share-based compensation	(834)	(262)
Key management personnel compensation	$(2,182)	$(1,425)